FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 28, 1998


THC HOMECARE, INC.
(Exact name of registrant as specified in its charter)


        Utah              1-11534                   48-1092064
(State or other
jurisdiction of       (Commission          (I.R.S. Employer
incorporation         File Number)          Identification No.)
or organization)

3261 S. Highland Drive, Suite 613, Las Vegas, Nevada   89109
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (702) 796-1016

      INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

     Monthly Financial Information. The Company is required to file unaudited monthly financial statements with the Bankruptcy Court. The financial statements for the periods from July 1 to July 31, 1998, August 1 to August 31, 1998, September to September 30, 1998, October 1 to October 31, 1998, November 1, 1998 to November 30, 1998, and December 1 to December 31, 1998 (together the "Financial Statements") are attached as Exhibit 28.1 to 28.6 respectively, and are incorporated herein by reference. The Financial Statements are filed with the Bankruptcy Court on a limited informational basis, are unaudited, and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. The results of operations for the Financial Statements are not necessarily indicative of results of operations for a full year.

Item 7.  Financial Statements and Exhibits.

     Exhibits

          See the Index to Exhibits which is incorporated herein by reference.

      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THC HOMECARE, INC.



                                   By:  /s/Charles McLaughlin
                                      Charles McLaughlin, Chairman of the
                                      Board of Directors


Date: January   27, 1999
      INDEX TO EXHIBITS


Exhibit No.     Description of Exhibits


28.1     Unaudited financial statements          Filed Herewith
            of the Company for the period
            from July 1 to July  31, 1998

28.2     Unaudited financial statements          Filed Herewith
            of the Company  for the period
            from August  1 to August 31, 1998

28.3     Unaudited financial statements          Filed Herewith
            of the Company  for the period
            from September 1 to September 30, 1998

28.4     Unaudited financial statements          Filed Herewith
            of the Company for the period
            from October 1 to October 31, 1998

28.5     Unaudited financial statements          Filed Herewith
            of the Company for the period
            from November 1 to November 30, 1998

28.6     Unaudited financial statements          Filed Herewith
            of the Company for the period
            from December 1 to December 31, 1998